ActivePassive Core Bond ETF	(APCB)
ActivePassive Intermediate Municipal Bond ETF	(APMU)
ActivePassive International Equity ETF	(APIE)
ActivePassive U.S. Equity ETF	(APUE)

Listed on NYSE Arca, Inc.

Statement of Additional Information
March 9, 2023, as supplemented April 28, 2023

This Statement of Additional Information (“SAI”) provides general information about the ActivePassive Core Bond ETF (the “Core Bond ETF”), ActivePassive Intermediate Municipal Bond ETF (the “Intermediate Municipal Bond ETF”), ActivePassive International Equity ETF (the “International Equity ETF”) and the ActivePassive U.S. Equity ETF (the “U.S. Equity ETF”), (each, a “Fund” and together, the “Funds”), each a series of Trust for Professional Managers (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Funds’ current prospectus dated March 9, 2023 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained without charge, by calling 1-800-617-0004, by visiting www.activepassive.com, or writing to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

The Trust
The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Each Fund is one series formed by the Trust. Each Fund is a diversified series and has its own investment objective and policies. Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Trust may register additional series and offer shares of a new fund or share class under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Funds are represented by shares of beneficial interest (“Shares”) each with a par value of $0.001. Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

Each Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Funds generally offer and issue Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on the NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the shareholders of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As is the case with other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

The assets of a Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of a Fund, the shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Envestnet Asset Management, Inc. (the “Adviser”) serves as the Funds’ investment adviser.

Investment Policies, Strategies and Associated Risks

Investment Objective
The Core Bond ETF seeks to provide current income consistent with low volatility of principal. The Intermediate Municipal Bond ETF seeks to provide current income that is exempt from federal income taxes consistent with low volatility of principal. The International Equity ETF and the U.S. Equity ETF seek to provide long-term capital appreciation.

There is no assurance that a Fund will achieve its investment objective. Each Fund allocates its assets between active and passive investment strategies. Each Fund’s passive allocation seeks to provide investment results that, before expenses, correspond to the performance of an underlying index (each, an “Underlying Index”), as set for the in the Prospectus. The following discussion supplements the description of each Fund’s investment objective and principal investment strategies set forth in the Prospectus. Except for the fundamental investment restrictions listed below (see “Investment Restrictions - Fundamental Investment Restrictions” below), the Funds’ investment strategies and policies are not fundamental and may be changed by the sole action of the Board of Trustees, without shareholder approval. The Funds’ investment objectives and strategies may be changed without the approval of the Funds’ shareholders. While the Funds are permitted to hold securities and to engage in various strategies as described hereafter, they are not obligated to do so.

Whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, the standard or percentage limitation is determined immediately after and as a result of the Fund’s acquisition or sale of the security or other asset. Accordingly, except with respect to borrowing and illiquid investments, any subsequent changes in values, net assets or other circumstances are not considered when determining whether an investment complies with a Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive securities, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell these investments as soon as reasonably practicable while trying to maximize the return to Fund shareholders.

Diversification
The Funds are diversified. Under applicable federal laws, to qualify as a diversified fund, a Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of one issuer. The remaining 25% of a Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a Fund’s holdings is measured at the time the fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Because the Funds are diversified, the Funds are less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

General Market Risks
Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of that company. As a result of this volatility, many of the risks associated with an investment in the Funds may be increased. Continuing market problems may have adverse effects on the Funds.

Cyber Security
With the increasing use of the Internet and technology in connection with the Funds’ operations, the Funds are susceptible to greater operational and information security risks through breaches in cyber security. Cyber security breaches include, without limitation, infection by computer viruses and unauthorized access to the Funds’ systems through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operations to be disrupted. Cyber security breaches may also occur in a manner that does not require gaining unauthorized access, such as denial-of-service attacks or situations where authorized individuals intentionally or unintentionally release confidential information stored on the Funds’ systems. A cyber security breach may cause disruptions and impact the Funds’ business operations, which could potentially result in financial losses, inability to determine the Funds’ NAV, violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Funds and their shareholders could be negatively impacted as a result. In addition, because the Funds work closely with third-party service providers (e.g., custodians), indirect cyber security breaches at such third-party service providers may subject Fund shareholders to the same risks associated with direct cyber security breaches. Further, indirect cyber security breaches at an issuer of securities in which the Funds invest may similarly negatively impact Fund shareholders because of a decrease in the value of these securities. While the Funds have established risk management systems designed to reduce the risks associated with cyber security breaches, there can be no assurances that such measures will be successful particularly since the Funds do not control the cyber security systems of issuers or third-party service providers.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds (“ETFs”). Each share of an ETF represents an undivided ownership interest in the portfolio of securities held by that ETF. An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day.

Passive ETFs attempt to achieve the same investment return as that of a particular market index. To mirror the performance of a market index, an ETF invests either in all of the securities in a particular index in the same proportion that is represented in the index itself or in a representative sample of securities in a particular index in a proportion meant to track the performance of the entire index. Such ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because such ETFs have operating expenses and transaction costs, while a market index does not, they typically will be unable to match the performance of the index exactly. Alternatively, some ETFs use active investment strategies instead of tracking broad market indices and, as a result, may incur greater operating expenses and transactions costs than traditional ETFs. Investments in ETFs are investments in other investment companies. See “Other Investment Companies” below.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Most ETF investors, however, purchase and sell ETF shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Because ETF shares are created from the securities of an underlying portfolio and can be redeemed into the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any discrepancies between the market price of the ETF’s shares in the secondary market and the net asset value per share of the ETF’s portfolio, which helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, there may be times when an ETF share trades at a premium or discount to its net asset value.

The Funds intend to be long-term investors in ETFs and do not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s best interest to do so.

The Funds will invest in ETF shares only if the ETF is registered as an investment company (see “Other Investment Companies” below) under the 1940 Act. If an ETF in which a Fund invests ceases to be a registered investment company, the Fund will dispose of the securities of the ETF as soon as practicable while trying to maximize the return to the Fund’s shareholders. Furthermore, in connection with its investment in ETF shares, a Fund will incur various costs. A Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs. In addition, the Funds are subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, director/trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the net asset value of ETFs and therefore the shares representing a beneficial interest therein.

There is a risk that the underlying ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds may principally invest are each granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount.

Other Investment Companies
Each Fund may invest in shares of other investment companies, including money market mutual funds, other mutual funds or ETFs. The Funds’ investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Funds limit their investments in securities issued by other investment companies in accordance with the 1940 Act. With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Funds from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of a Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of a Fund (such limits do not apply to investments in money market funds). However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by a Fund and all affiliated persons of a Fund; and (ii) a Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If a Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when such Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Funds bear directly in connection with their own operation, the Funds also bear their pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

A Fund may also rely on Rule 12d1-4 of the 1940 Act (once the Rule is effective), which provides an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Foreign Investments and Currencies (International Equity ETF and Core Bond ETF Only)
The Funds may invest in securities of foreign issuers that are not publicly traded in the United States. The Funds may also invest in American depositary receipts (“ADRs”), European depositary receipts (“EDRs”) and Global depositary receipts (“GDRs”), foreign securities traded on a national securities market, and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see “Forward Currency Contracts,” below).

Depositary Receipts. The Funds may invest their assets in securities of foreign issuers in the form of depositary receipts, including ADRs, EDRs and GDRs, which are securities representing securities of foreign issuers. A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Funds’ investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

The United Kingdom (UK) withdrew from the European Union (EU) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Although the UK and EU have made a trade agreement that was entered into force on May 1, 2021, certain post-EU arrangements were outside the scope of the negotiating mandates and remain unresolved and subject to further negotiation and agreement. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

Currency Fluctuations. The Funds may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. Many foreign securities in which the Funds may invest could be purchased in over-the-counter (“OTC”) markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Funds’ foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.

Taxes. The interest and dividends payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that a Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. Some of the securities in which the Funds may invest may be located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Forward Currency Contracts. The Funds may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

In considering whether to invest in the securities of a foreign company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Funds will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.

Borrowing
As a non-principal investment strategy, the Funds may borrow money for investment purposes, which is a form of leveraging, to the extent permitted by the 1940 Act. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s net asset value and on a Fund’s investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Funds. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Funds will have to pay, the Funds’ net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Funds will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

The Funds may also borrow funds to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Funds to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Funds also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by the Funds creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio.

Securities Lending
As a non-principal strategy, each Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of a Fund’s total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker. For loans secured by cash, the Funds retain the interest earned on cash collateral, but the Funds are required to pay the borrower a rebate for the use of the cash collateral.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities (although any fee income representing dividend payments will not qualify as “qualified dividend” income), and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund will be responsible for the risks associated with the investment of the cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligation to the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Debt Securities (Core Bond ETF and Intermediate Municipal Bond ETF Only)
The Funds may invest in debt securities. Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by the Fund, and thus the NAV of the shares of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of the Fund’s investments, changes in relative values of the currencies in which the Fund’s investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed-income securities held by the Fund, and a decline in interest rates will increase the value of fixed-income securities held by the Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

A Fund’s investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and other criteria set forth for the Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of a Fund will vary as the aggregate value of the Fund’s portfolio securities increases or decreases. Moreover, the value of lower-rated debt securities that the Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Fund but will be reflected in the NAV of the Fund’s shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody’s or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Adviser, where applicable, deems it in the best interest of the Fund’s shareholders.

The ratings of fixed-income securities by a nationally recognized statistical rating organization are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Adviser will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

Equity Securities (U.S. Equity ETF and International Equity ETF Only)
An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. Consequently, the issuer’s convertible securities may be viewed as having more risk than its senior debt securities, but less risk than its common stock.

A Fund may invest in small, medium or large capitalization companies. The risks of investing in companies in general include business failure and reliance on erroneous reports. Small- and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets, or financial resources, or are dependent on a small management group. In addition, because these securities are not well-known to the investing public, they do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. The Funds may also invest in the securities of micro-size companies, which are subject to substantially the same risks as those of the securities of small-size companies.

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-size companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Common Stock. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. A Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits and the issuer’s management capability and practices.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Municipal Securities (Municipal Bond ETF Only)
The Funds may invest in municipal securities. Municipal Securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax-exempt securities are generally classified by their source of payment. A Fund’s investments in municipal securities may include tax anticipation notes, bond anticipation notes, revenue anticipation notes and general obligation bonds. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, tax anticipation notes are issued in anticipation of future seasonal tax revenues, such as from income, sales, use and business taxes and are payable from these future revenues. Revenue anticipation notes are issued in expectation of receipt of non-tax revenue, such as that available under Federal revenue-sharing programs. Bond anticipation notes are securities issued by municipalities to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the bond anticipation notes.

For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Timely payments on general obligation bonds depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the U.S. through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

Illiquid Investments
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, each Fund may invest up to 15% of its net assets in “illiquid investments.” For these purposes, “illiquid investments” are investments that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Each portfolio investment must be classified at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, a Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Funds may be assisted in classification determinations by one or more third-party service providers. Assets classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

When-Issued Securities (Core Bond ETF and Intermediate Municipal Bond ETF Only)
The Funds may from time to time purchase securities on a “when-issued” basis. When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund, and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund’s intention that the Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund’s assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Funds do not believe that a Fund’s NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund’s NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, the Fund’s commitments to purchase securities on a when-issued basis. The value of the Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

Options, Futures and Other Strategies
General. As a non-principal strategy, the Funds may use certain options (both traded on an exchange and OTC), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Funds’ ability to use Financial Instruments will be limited by tax considerations (see “Federal Income Tax

Matters”). On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies as Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4 a fund’s derivatives exposure is limited through a value-at-risk test. Funds whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. Each Fund limits its derivatives exposure to 10% of its net assets and qualifies as a “limited derivatives user” for purposes of Rule 18f-4.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Funds’ investment objective and permitted by the Funds’ investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

(3)As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-

party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Funds.

(4)Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. The Funds will not enter into any such transactions unless they own either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover their potential obligations to the extent not covered as provided in (1) above. The Funds will set aside cash or liquid assets in an account with their custodian, U.S. Bank National Association (the “Custodian”), in the prescribed amount as determined daily to provide cover for these instruments if obligated contractually or otherwise to do so.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option. This is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter-party to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the NYSE Arca Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Funds only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, and the Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

The Funds may use futures solely for the purpose of equitizing cash positions. Futures will not be used for speculative purpose. The Funds will hold amounts of cash equivalents equal to the excess of the notional amount of the contract over the amount deposited as collateral upon purchasing a futures contract.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. The Funds may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Commodity Pool Operator Exclusion. The Adviser operates the Funds in compliance with the requirements of Rule 4.5 under the Commodity Exchange Act (the “CEA”). As a result, the Funds are not deemed to be “commodity pools” under the CEA and will be limited in their ability to use futures and options on futures or commodities or engage in swap transactions other than for bona fide hedging purposes. Provided the Funds operate within the limits of Rule 4.5, the Adviser will be excluded from registration with the National Futures Association and regulation under the CEA and the Adviser will not be deemed to be a “commodity pool operator” with respect to the operations of the Funds. If the Funds were no longer able to claim the exclusion, the Funds and the Adviser, to the extent trading in commodity interests, would be subject to regulation and registration under the CEA.

To the extent the Adviser can no longer rely on the Rule 4.5 exclusion, the impact on the Funds of CFTC requirements is uncertain. CFTC-mandated disclosure, reporting and recordkeeping obligations, which have been “harmonized” with the overlapping SEC obligations, will apply with respect to the Funds. The effects of these regulatory changes could reduce investment returns or limit a Fund’s ability to implement its investment strategy. Investors in the Funds and their financial advisers should consider whether a Fund’s potential status as a “commodity pool” impacts their operations or status under the CEA in deciding whether to invest in the Funds.

Temporary Investments
The Funds may take temporary defensive measures that are inconsistent with the Funds’ normal fundamental or non-fundamental investment limitations and strategies in response to adverse market, economic, political, or other conditions as determined by the Adviser or a Sub-Adviser (defined below). Such measures include investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the Funds; (3) repurchase agreements involving any such securities; and (4) money market funds or other money market instruments. There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Funds may fail to achieve its investment objective.

Investment Restrictions

Fundamental Investment Restrictions
The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the applicable Fund. Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

Each Fund may not:

1.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act;

2.Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.Concentrate its investments (i.e., invest 25% or more of its net assets, calculated at the time of purchase and taken at market value), in securities of issuers in any one industry except that the Fund will concentrate to approximately the same extent that the Underlying Index (as defined in the Prospectus)

concentrates in the securities of such particular industry or group of related industries. For purposes of this limitation, (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities and tax-exempt securities of state or municipal governments and their political subdivisions, agencies or instrumentalities and (iii) repurchase agreements collateralized by the instruments described in clause (ii), are not considered to be issued by members of any industry;

4.Purchase or sell real estate unless acquired as a result of ownership of securities (although a Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);

5.Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities; or

6.Make loans, except to the extent permitted under the 1940 Act.

In addition to the Fundamental Investment Restrictions listed above, the Intermediate Municipal Bond ETF may not:

7.     Make any changes to its policy of investing, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. municipal bond securities that are exempt from U.S. federal income tax.

In determining its compliance with the fundamental investment restriction on concentration, the Funds will look through to the underlying holdings of any affiliated investment company and will consider their entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries. In determining its compliance with the fundamental investment restriction on concentration, the Funds will also look through to the user or use of private activity municipal bonds to determine their industry.

Non-Fundamental Investment Restriction
The following lists the non-fundamental investment restrictions applicable to the Funds. These restrictions can be changed by the Board of Trustees, but the change will only be effective after notice is given to shareholders of a Fund.
Each Fund may not:

1.Invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities(1).
In addition to the Non-Fundamental Investment Restriction listed above, each of the Core Bond ETF, the International Equity ETF and the U.S. Equity ETF may not:

2.Change its investment policy of investing at least 80% of its net assets in investments suggested by the Fund’s name without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

(1)The term “illiquid security” is defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

Except with respect to the limitation on borrowing, if a Fund is in compliance with a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus at the time that a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation.

Exchange Listing and Trading
Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares from the listing under any of the following circumstances: (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the 1940 Act; (ii) a Fund no longer complies with the Exchange’s requirements for Shares; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove Shares of a Fund from listing and trading upon termination of a Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

Management of the Funds

Board of Trustees
The management and affairs of the Funds are supervised by the Board of Trustees. The Board of Trustees consists of seven individuals. The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.

Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	26	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Chair, Department of Accounting (2004-2017), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	26	Retired; Former Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-2021).	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Vincent P. Lyles 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1961	Trustee	Indefinite Term; Since April 6, 2022	26	Executive Director, Milwaukee Succeeds (education advocacy organization) (2023-present); System Vice President of Community Relations, Advocate Aurora Health Care (health care provider) (2019-2022); President and Chief Executive Officer, Boys & Girls Club of Greater Milwaukee (2012-2018).
					Independent Director, BMO Funds, Inc. (an open-end investment company) (2017-2022).
Erik K. Olstein 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 6, 2022	26	Retired; President and Chief Operating Officer (2000-2020), Vice President of Sales and Chief Operating Officer (1995-2000), Olstein Capital Management, L.P. (asset management firm); Secretary and Assistant Treasurer, The Olstein Funds (1995-2018).
					Trustee, The Olstein Funds (an open-end investment company) (1995-2018).

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Lisa Zúñiga Ramírez 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	26	Retired; Principal and Senior Portfolio Manager, Segall, Bryant & Hamill, LLC (asset management firm) (2018-2020); Partner and Senior Portfolio Manager, Denver Investments LLC (asset management firm) (2009-2018).
N/A
Gregory M. Wesley 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	26	Senior Vice President of Strategic Alliances and Business Development, Medical College of Wisconsin (2016-present).	N/A
Interested Trustee and Officers
John P. Buckel* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Chairperson, Trustee, President and Principal Executive Officer	Indefinite Term Chairperson and Trustee (since January 19, 2023); President and Principal Executive Officer (since January 24, 2013)	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer, Keeley-Teton Advisors, LLC and Teton Advisors, Inc (2017-2021).	N/A

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018-2019); Counsel, Drinker Biddle & Reath LLP (2016-2018).	N/A
Kelly A. Strauss 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
Shannon Coyle 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1990	Assistant Treasurer	Indefinite Term; Since August 26, 2022	N/A	Officer, U.S. Bancorp Fund Services, LLC (2015-present).	N/A
*Mr. Buckel is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

Role of the Board
The Board of Trustees provides oversight of the management and operations of the Trust. Like all funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Distributor, Custodian and the Funds’ administrator and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, Distributor, Custodian and the Funds’ administrator and transfer agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a CCO who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal, Board meetings, which are generally held five times per year, and at such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board is composed of six Independent Trustees – Dr. Michael D. Akers, Gary A. Drska, Vincent P. Lyles, Erik K. Olstein, Lisa Zúñiga Ramírez and Gregory M. Wesley – and one Trustee who is an “interested person” (as defined by the 1940 Act) of the Trust (the “Interested Trustee”) – Mr. John P. Buckel. Accordingly, more than 85% of the members of the Board are Independent Trustees, Trustees who are not affiliated with the Adviser or its affiliates, or any other investment adviser or service provider to the Trust or any underlying fund. The Board of Trustees has established two standing committees, an Audit Committee and a Nominating Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating Committee is composed entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Trust’s Chairperson, Mr. Buckel, is deemed to be an “interested person” of the Trust, as defined by the 1940 Act, due to his position and material business relationship with the Trust. Mr. Buckel also serves as a Vice President of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator. The Trust has not appointed a lead Independent Trustee.

In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the unaffiliated nature of each investment adviser and the funds managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.

The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows these Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his or her continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Michael D. Akers, Ph.D., CPA. Dr. Akers has served as an Independent Trustee of the Trust since 2001. Dr. Akers previously served as an independent trustee of USA Mutuals, an open-end investment company, from 2001 to June 2021. Dr. Akers has been a Professor Emeritus, Department of Accounting at Marquette University since June 2019, was Professor, Department of Accounting at Marquette University from 2004 to May 2019, was Chair of the Department of Accounting at Marquette University from 2004 to 2017, and was Associate Professor, Department of Accounting at Marquette University from 1996 to 2004. Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant. Through his experience as an investment company trustee and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska. Mr. Drska has served as an Independent Trustee of the Trust since 2001. Mr. Drska previously served as an independent trustee of USA Mutuals from 2001 to June 2021. Mr. Drska previously served as a Pilot of Frontier/Midwest Airlines, Inc., an airline company, from 1986 to September 2021. Through his experience as an investment company trustee, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

Vincent P. Lyles. Mr. Lyles has served as an Independent Trustee of the Trust since 2022. Mr. Lyles has served as Executive Director of Milwaukee Succeeds since January, 2023. Mr. Lyles previously served as System Vice President of Community Relations at Advocate Aurora Health Care since 2019. He served as an Independent Director of BMO Funds, Inc., an open-end investment company, from 2017 to 2022. Mr. Lyles is a board member and finance committee member of Badger Mutual Insurance Company and a Trustee and member of the Committee of Student Experience & Mission on the Board of Trustees at Marquette University. Mr. Lyles previously served as President and Chief Executive Officer of the Boys & Girls Club of Greater Milwaukee from 2012 to 2018, President of M&I Community Development Corporation from 2006 to 2011, and as a Director of Public Finance of Robert W. Baird & Co. from 1995 to 2006. He received his Juris Doctor degree from the University of Wisconsin-Madison Law School in 1987. Through his experience as an investment company trustee and his employment experience, Mr. Lyles is experienced with legal, financial, accounting, regulatory and investment matters.

Erik K. Olstein. Mr. Olstein has served as an Independent Trustee of the Trust since 2022. Mr. Olstein served as President and Chief Operating Officer from 2000 to 2020 and Vice President of Sales and Chief Operating Officer from 1995 to 2000 at Olstein Capital Management, L.P., an asset management firm he co-founded. During his time at Olstein Capital Management, L.P., Mr. Olstein was responsible for fiduciary oversight and management of The Olstein Funds, an open-end investment company, where he served as Trustee, Secretary and Assistant Treasurer from 1995 to 2018. Mr. Olstein currently serves as President and Trustee of the Board of Trustees of the Trinity-Pawling School and has previously held Board positions with the American Friends of the National Museum of the Royal Navy, National Maritime Historical Society and U.S. Naval Service Personal Education Assistance Fund. Through his experience as an investment company trustee and his employment experience, Mr. Olstein is experienced with financial, accounting, regulatory and investment matters.

Lisa Zúñiga Ramírez, CFA®, FSA. Ms. Ramírez has served as an Independent Trustee of the Trust since 2022. Ms. Ramírez served as Senior Portfolio Manager at Segall Bryant & Hamill, LLC, an asset management firm, from 2018 to 2020. She served as Partner and Senior Portfolio Manager from 2009 to 2018, Partner and Senior Equity Analyst from 2002 to 2009 and Equity Analyst from 1997 to 2002 at Denver Investments, LLC, an asset management firm that was acquired by Segall Bryant & Hamill, LLC in 2018. Ms. Ramírez currently serves as an Independent Director on the Bow River Capital Advisory Board, an asset management firm, and is a Director of the Denver Employees Retirement Plan. In addition, she serves on the boards of The Denver Foundation, NACD (National Association of Corporate Directors) Colorado Chapter, Latinas First Foundation and Vuela for Health. Ms. Ramírez is a CFA® charterholder (CFA® is a registered trademark owned by the CFA Institute) and holds the Fundamentals of Sustainability Accounting (FSA) credential from the Sustainability Accounting Standards Board. Through her employment experience, Ms. Ramírez is experienced with financial, accounting, ESG (environmental, social and governance), regulatory and investment matters.

Gregory M. Wesley. Mr. Wesley has served as an Independent Trustee of the Trust since 2022. Mr. Wesley has served as Senior Vice President of Strategic Alliances and Business Development at the Medical College of Wisconsin since 2016. Prior to his current role at the Medical College of Wisconsin, he was a Partner at MWH Law Group LLP, a law firm during 2016, and a Partner at Gonzalez, Saggio & Harlan LLP, a law firm from 2002 to 2016. Mr. Wesley serves on the Board of Directors of the Metropolitan Milwaukee Association of Commerce, MHS Health Wisconsin, Versiti, Inc., and the Greater Milwaukee Committee. He also serves on the Board of Trustees of the Johnson Foundation at Wingspread and the Greater Milwaukee Foundation. He previously sat on the Board of Trustees of the Medical College of Wisconsin from 2009 to 2016 and the Board of Directors of Park Bank Milwaukee from 2015 to 2020. Mr. Wesley received his Juris Doctor degree from the University of Wisconsin-Madison Law School in 1997. Through his sustained employment and board experience, Mr. Wesley is experienced with legal, financial, accounting, regulatory and investment matters.

John P. Buckel. Mr. Buckel has served as an Interested Trustee of the Trust since 2023. Mr. Buckel has served as a Vice President of Fund Services, a multi-line service provider to investment companies, since 2004. Through his experience as an investment company trustee and his employment experience, Mr. Buckel is experienced with financial, accounting, regulatory and investment matters.

Trustee Ownership of Shares
As of the date of this SAI, no Trustee or officer of the Trust beneficially owns shares of the Funds or any other series of the Trust.

Furthermore, as of the date of this SAI, neither the Trustees who are not “interested” persons of the Funds, nor members of their immediate families, own securities beneficially or of record, in the Adviser, the Distributor or any of their affiliates. Accordingly, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have had a direct or indirect interest, the value of which exceeds $120,000 in: (i) the Adviser, the Distributor or any of their affiliates, or (ii) any transaction or relationship in which such entity, the Funds, any officer of the Trust, or any of their affiliates was a party.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Audit Committee reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with the Funds’ independent auditor concerning the scope of the audit and the auditor’s independence. Dr. Akers is designated as the Audit Committee chairman and serves as the Audit Committee’s “audit committee financial expert,” as stated in the annual reports relating to the series of the Trust.

Nominating Committee. The Trust has a Nominating Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Nominating Committee Charter. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees.

Trustee Compensation
The Independent Trustees receive from the Trust a retainer fee of $65,000 per year, $4,500 for each regular Board meeting attended and $1,000 for each special Board meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Members of the Audit Committee receive $2,000 for each meeting of the Audit Committee attended. The chairman of the Audit Committee receives an annual retainer of $5,000. Interested Trustees do not receive any compensation for their service as Trustee. The following table shows the compensation estimated to be earned by each Trustee during the fiscal year ending August 31, 2023:

Name of Person/Position	Aggregate Compensation From the				Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and the Trust(2) Paid to Trustees
	Core Bond ETF(1)	Intermediate Municipal Bond ETF(1)	International Equity ETF(1)	U.S. Equity ETF(1)
Dr. Michael D. Akers, Independent Trustee(3)(4)	$1,683	$1,683	$1,683	$1,683	None	None	$71,375
Gary A. Drska, Independent Trustee(3)	$1,635	$1,635	$1,635	$1,635	None	None	$69,500
Vincent P. Lyles Independent Trustee(3)	$1,635	$1,635	$1,635	$1,635	None	None	$69,500
Erik K. Olstein Independent Trustee(3)	$1,635	$1,635	$1,635	$1,635	None	None	$69,500
Lisa Zúñiga Ramírez Independent Trustee(3)	$1,635	$1,635	$1,635	$1,635	None	None	$69,500
Gregory M. Wesley Independent Trustee(3)	$1,635	$1,635	$1,635	$1,635	None	None	$69,500
John P. Buckel, Interested Trustee(5)	None	None	None	None	None	None	None
(1)Trustees’ fees and expenses are allocated among the Funds and the other series comprising the Trust.
(2)There are currently twenty-two other series comprising the Trust.
(3)Audit Committee member.
(4)Audit Committee chairman.
(5)Appointed an Interested Trustee and Chairperson of the Trust effective January 19, 2023.

Principal Shareholders, Control Persons, and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of the date of this SAI, there were no outstanding Shares of the Funds.

Investment Adviser
Investment advisory services are provided to the Funds by Envestnet Asset Management, Inc., 35 East Wacker Drive, Suite 2400, Chicago, Illinois 60601, pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser. As of the date of this SAI, the Adviser is a wholly owned subsidiary of Envestnet, Inc., a Delaware corporation who, through its affiliated companies, provides technology-enabled, Web-based investment solutions and services to financial advisers. Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds’ investments.

The Advisory Agreement will continue in effect for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of each Fund’s outstanding voting securities; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement nor interested persons thereof, cast in-person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty by the Trust, on behalf of each Fund, upon 60 days’ written notice to the Adviser when authorized by either: (i) a majority vote of the outstanding voting securities of each Fund;

or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment” (as defined under the 1940 Act). The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund a unitary management fee, which is calculated daily and paid monthly, at an annual rate equal to each Fund’s average daily net assets, as specified below.

Name of Fund	Management Fee
Core Bond ETF	0.35%
Intermediate Municipal Bond ETF	0.35%
International Equity ETF	0.45%
U.S. Equity ETF	0.30%

Pursuant to the Advisory Agreement, the Adviser has agreed to pay all expenses of each Fund except interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Excluded Expenses”), and the unified management fee payable to the Adviser.

The Funds are new and have not paid management fees to the Adviser as of the date of this SAI.

Investment Sub-Advisers
AllianceBernstein L.P. (“AllianceBernstein”), Causeway Capital Management LLC (“Causeway”), GW&K Investment Management, LLC (“GW&K”), Neuberger Berman Investment Advisers LLC (“NBIA”) and Sage Advisory Services, Ltd. Co. (“Sage Advisory”) each serve as a sub-adviser to the applicable Fund (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”). It is the Adviser’s responsibility to select sub-advisers for the Funds that have distinguished themselves in their areas of expertise in asset management and to review each Sub-Adviser’s performance.

The Adviser provides investment management evaluation services by performing initial due diligence on each Sub-Adviser and thereafter monitoring the Sub-Advisers’ performance for compliance with each Fund’s investment objectives and strategies, as well as adherence to its investment style. The Adviser also conducts performance evaluations through in-person, telephonic and written consultations. In evaluating the Sub-Advisers, the Adviser considers, among other factors: their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Board of Trustees whether their sub-advisory agreements should be renewed, modified or terminated. The Adviser provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Trust applied for, and the SEC has granted, an exemptive order with respect to the Funds that permits the Adviser, subject to certain conditions, to hire new sub-advisers or to continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board of Trustees and the Funds initial shareholders. Within 90 days of retaining a new sub-adviser, shareholders of the Funds will receive notification of the change.

The Adviser pays the Sub-Advisers on a monthly basis, an annual fee of the net assets of the Fund allocated to that Sub-Adviser by the Adviser which the Adviser will pay out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement. In determining the compensation structure for sub-advisers, the Adviser employs the following general criteria: (i) the type of asset class managed by the sub-adviser; (ii) the current market rate; (iii) the sub-adviser’s standard compensation rate for similar programs; and (iv) the anticipated asset flow for the Fund. The Funds are not responsible for the payment of the sub-advisory fees. The Adviser is also responsible for conducting all operations of the Funds, except those operations contracted to the Sub-Advisers, the Custodian, the Administrator or the Funds’ transfer agent. Although the Sub-Advisers’ activities are subject to oversight by the Board of Trustees and the officers of the Trust, the Board of Trustees, the officers and the Adviser do not evaluate the investment merits of the Sub-Advisers’ individual security selections. The Sub-Advisers have complete discretion to purchase, manage and sell portfolio securities for the portions of each Fund’s portfolios that they manage, subject to the Fund’s investment objective, policies and limitations. Each Fund’s portfolio is managed by several portfolio managers (each, a “Portfolio Manager”) as discussed in the Fund’s prospectus.

The table below lists the Sub-Advisers of the Funds. Information regarding each Sub-Adviser and the biographies of their Portfolio Manager(s) are set forth in the prospectus.

Fund	Sub-Adviser
Core Bond ETF	Neuberger Berman Investment Advisers, LLC
Sage Advisory Services, Ltd. Co.
Intermediate Municipal Bond ETF	GW&K Investment Management, LLC
International Equity ETF	AllianceBernstein L.P.
Causeway Capital Management LLC
The manager of managers exemptive order received by the Trust permits the Funds to disclose, in aggregate, the sub-advisory fees paid to the Sub-Advisers by the Adviser. The exemptive order does not apply with respect to Sub-Advisers that are affiliated persons of the Trust or the Adviser (“Affiliated Sub-Advisers”).

Control Persons of the Sub-Advisers

AllianceBernstein L.P. a Delaware limited partnership, manages a portion of the International Equity ETF’s assets. AllianceBernstein is located at 501 Commerce Street, Nashville, Tennessee 37203. AllianceBernstein is a registered investment adviser. As of December 31, 2022, the ownership structure of AllianceBernstein, expressed as a percentage of general and limited partnership interests, was as follows:

Equitable Holdings and its subsidiaries	59.9%
AllianceBernstein Holding L.P.	39.4%
Unaffiliated holders	0.7%
Total	100.0%

Equitable Holdings, Inc. (formerly named AXA Equitable Holdings, Inc.) (“EQH”) is a leading financial services company in the U.S. and consists of two well-established principal franchises, Equitable Financial Life Insurance Company and AllianceBernstein.

As of December 31, 2022, EQH owned approximately 3.5% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding L.P. ("AB Holding"). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of EQH, “GP”) is the general partner of both AB Holding and AllianceBernstein. The GP owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in AllianceBernstein.

Including both the general partnership and limited partnership interests in AB Holding and the Adviser, EQH and its subsidiaries have an approximate 61.3% economic interest in AllianceBernstein as of December 31, 2022.

Neuberger Berman Investment Advisers LLC an indirect subsidiary of Neuberger Berman Group LLC (“NBG”). The directors, officers and/or employees of NBIA who are deemed “control persons” of NBIA are: Joseph Amato and Brad Tank. NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by portfolio managers, members of the NBG’s management team, and certain of NBG’s key employees and senior professionals.

Sage Advisory Services, Ltd. Co. a Texas limited liability company, manages a portion of the Core Bond ETF’s assets. Sage is located at 5900 Southwest Parkway, Building 1, Suite 100, Austin, Texas 78735-6202. Sage is a registered investment adviser. Robert G. Smith, the President and Chief Investment Officer of Sage Advisory, is deemed a “control person” of Sage Advisory due to his ownership of the outstanding equity interests of Sage Advisory.

GW&K Investment Management, LLC a Delaware limited liability company, manages a portion of the Intermediate Municipal Bond ETF’s assets. GW&K is located at 222 Berkeley Street, 15th Floor, Boston, Massachusetts, 02116. GW&K is a registered investment adviser. Affiliated Managers Group, Inc., an investment holding company with stakes in a diverse group of boutique investment firms, holds a majority interest in GW&K. The remaining interest is held by members of GW&K’s management team.

Causeway Capital Management LLC a Delaware limited liability company, manages a portion of the International Equity ETF’s assets. Causeway is located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California, 90025. Causeway is a registered investment adviser. Causeway is a wholly-owned subsidiary of Causeway Capital Holdings LLC. Sarah Ketterer and Harry Hartford, chief executive officer and president of Causeway, respectively, each controls Causeway Capital Holdings LLC and, in turn, Causeway, through his or her executive office and voting control of Causeway Capital Holdings LLC.

Portfolio Managers
The following section provides information regarding each Portfolio Manager’s other accounts managed, compensation, material conflicts of interests, and any ownership of securities in the Funds for which they serve. The Portfolio Managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the Portfolio Managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures, and may have different management requirements, and each Portfolio Manager may be affected by different conflicts of interest.

Other Accounts Managed by the Portfolio Managers
The table below identifies, for each Portfolio Manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to an advisory fee based on account performance, this information is reflected in a separate table below. Asset amounts have been rounded and are approximate as of December 31, 2022.

Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)

All Funds
Brandon R. Thomas (Adviser)	6	$898	0	$0	11,041	$4,613
Janis Zvingelis (Adviser)	6	$898	0	$0	11,041	$4,613
Gregory Classen (Adviser)	0	$0	0	$0	193,277	$15,179
Timothy Murphy (Adviser)	0	$0	0	$0	193,277	$15,179

Core Bond ETF
Nathan Kush (NBIA)	2	$1,248	13	$1,044	39	$8,113
Thanos Bardas (NBIA)	2	$1,248	21	$4,356	81	$21,938
David M. Brown (NBIA)	2	$839	96	$28,895	253	$31,297
Olumide Owolabi (NBIA)	0	$0	3	$724	49	$13,793
Robert G. Smith, III (Sage)	1	$53	7	$175	4,269	$14,630
Thaoms Urano (Sage)	1	$53	7	$175	4,269	$14,630

Intermediate Municipal Bond ETF
John B. Fox (GW&K)	2	$1,253	0	$0	32,044	$29,069
Kara M. South (GW&K)	2	$1,253	0	$0	32,044	$29,069
Martin R. Tourigny (GW&K)	2	$1,253	0	$0	32,044	$29,069
Nancy G. Angell (GW&K)	2	$1,253	0	$0	32,044	$29,069
Brian T. Moreland (GW&K)	2	$1,253	0	$0	32,044	$29,069

Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)

International Equity ETF
Dev Chakrabarti (AllianceBernstein)	6	$1,750	14	$3,849	2,457	$12,028
Sarah Ketterer (Causeway)	15	$11,173.5	18	$3,135.7	127	$16,171.4
Harry Hartford (Causeway)	15	$11,173.5	18	$3,135.7	127	$16,171.4
Jonathan Eng (Causeway)	15	$11,173.5	18	$3,135.7	94	$15,977.8
Conor Muldoon (Causeway)	15	$11,173.5	18	$3,135.7	95	$15,962.6
Alessandro Valentini (Causeway)	15	$11,173.5	18	$3,135.7	87	$15,961.3
Ellen Lee (Causeway)	15	$11,173.5	18	$3,135.7	88	$15,958.5
Steven Nguyen (Causeway)	15	$11,173.5	18	$3,135.7	87	$15,958.9
Brian Cho (Causeway)	15	$11,173.5	18	$3,135.7	87	$15,958.9
(1)A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed is not involved in the day-to-day management of the entire account.
The following table reflects information regarding accounts for which a Portfolio Manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Portfolio Managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees. Asset amounts have been rounded and are approximate as of December 31, 2022.

Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)

Thanos Bardas (NBIA)	0	$0	1	$140	4	$68
David M. Brown (NBIA)	0	$0	2	$2,082	1	$36

Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)
Olumide Owolabi (NBIA)	0	$0	0	$0	1	$96
Dev Chakrabarti (AllianceBernstein)	0	$0	0	$0	1	$283
Sarah Ketterer (Causeway)	0	$0	0	$0	4	$1,325.1
Harry Hartford (Causeway)	0	$0	0	$0	4	$1,325.1
Jonathan Eng (Causeway)	0	$0	0	$0	4	$1,325.1
Conor Muldoon (Causeway)	0	$0	0	$0	4	$1,325.1
Alessandro Valentini (Causeway)	0	$0	0	$0	4	$1,325.1
Ellen Lee (Causeway)	0	$0	0	$0	4	$1,325.1
Steven Nguyen (Causeway)	0	$0	0	$0	4	$1,325.1
Brian Cho (Causeway)	0	$0	0	$0	4	$1,325.1
Material Conflicts of Interest
Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio Managers who manage other investment accounts in addition to one or more of the Funds may be presented with the potential conflicts described below.

Envestnet Asset Management, Inc.
Although the Adviser manages other accounts that may have similar investment objectives or strategies to those of the Funds, the Adviser believes that no material conflicts currently exist due to the Adviser’s allocation procedures currently in place. In determining a fair allocation, the Adviser takes into account a number of factors, including among other things, the Adviser’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, cash available for investment, suitability, as well as each client’s investment objective.

AllianceBernstein L.P.

Conflict of Interest
As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading
AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in investment companies to which AllianceBernstein serves as investment adviser or investment sub-adviser. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients
AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities
The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

Causeway Capital Management LLC
The portfolio managers who manage the sleeve of the International Equity ETF subadvised by Causeway (the “Sleeve”) also manage their own personal accounts and other accounts, including accounts for corporations, pension plans, public retirement plans, sovereign wealth funds, superannuation funds, Taft- Hartley pension plans, endowments and foundations, mutual funds and other collective investment vehicles, charities, private trusts, wrap fee programs, and other institutions (collectively, “Other Accounts”). In managing certain of the Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the Sleeve, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Sleeve that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts may pay higher or lower management fee rates than the Sleeve or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in one or more of the funds sponsored and managed by Causeway or similarly-managed collective investment trusts. Ms. Ketterer and Mr. Hartford each holds (through estate planning vehicles) a controlling voting interest in Causeway’s parent holding company and Causeway’s other portfolio managers (directly or through estate planning vehicles) have minority ownership interests in Causeway’s parent holding company.

Actual or potential conflicts of interest arise from the portfolio managers’ management responsibilities with respect to the Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs and new issues) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

GW&K Investment Management, LLC
GW&K’s portfolio managers simultaneously manage multiple types of portfolios, including separate accounts, wrap fee programs and sub advised mutual funds, according to the same or a similar investment strategy as the Municipal Bond ETF. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Municipal Bond ETF due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Municipal Bond ETF, or make investment decisions that are similar to those made for the Municipal Bond ETF, both of which have the potential to adversely impact Municipal Bond ETF depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the sub-advisory fees paid to GW&K with respect to the Municipal Bond ETF, which can cause potential conflicts in the allocation of investment opportunities between Municipal Bond ETF and the other accounts. However, the compensation structure for portfolio managers (see “Portfolio Managers Compensation” below) generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

While GW&K has policies and procedures to help ensure accounts are treated fairly and equitably over time not all accounts within a strategy will be managed the same at all times. Different client guidelines and/or differences within the investment strategies may lead to the use of different investment practices for accounts within the same or similar investment strategy.

Neuberger Berman Investment Advisers LLC
Actual or apparent conflicts of interest may arise when a portfolio manager for NBIA has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a portfolio manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the portfolio manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall.

Additionally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same portfolio manager will invest. For example, the 1940 Act prohibits investment companies from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives.

A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund.

Finally, a conflict of interest may arise if NBIA and a portfolio manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the portfolio manager is responsible. In the ordinary course of operations, certain businesses within the Neuberger Berman Organization (“NB”) will seek access to material non-public information. For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information.

NB maintains procedures that address the process by which material non-public information may be acquired intentionally by NB. When considering whether to acquire material non-public information, NB will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of NB’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since NB may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that NB, including a fund, may purchase or potentially limiting the ability of NB, including a fund, to sell such securities or instruments. Similarly, where NB declines access to (or otherwise does not receive or share within NB) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, NB will endeavor to act fairly to its clients as a whole. NB reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.

NBIA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Sage Advisory Services, Ltd. Co.
The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Core Bond ETF’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Core Bond ETF. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Core Bond ETF trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Core Bond ETF. The portfolio managers, Sage Advisory, and related parties may engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, Sage Advisory, and those related parties may engage in activities where the interests of certain divisions of the Sage Advisory and their related parties or the interests of their clients may conflict with the interests of the shareholders of the Fund. However, Sage Advisory has established policies and procedures to ensure that the purchase and sale of securities among all accounts Sage Advisory manages are fairly and equitably allocated.

Portfolio Managers’ Compensation
This following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Portfolio Managers as of December 31, 2022.

Envestnet Asset Management, Inc.
The Portfolio Managers each receive a competitive fixed base salary that is set by reference to industry standards. The Portfolio managers are also eligible for an annual bonus and equity incentive compensation that is based on the achievement of corporate and individual goals.

AllianceBernstein L.P.
AllianceBernstein’s compensation program for portfolio managers is designed to align with AllianceBernstein’s mission and values: generating better investment outcomes for clients while promoting responsibility and stewardship.

Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For AllianceBernstein’s portfolio managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation is normally paid through an award under AllianceBernstein’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period.

Determined by Both Quantitative and Qualitative Factors: Total compensation for AllianceBernstein’s investment professionals is determined by both quantitative and qualitative factors.The most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both a strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. AllianceBernstein also assesses the risk pattern of performance, both absolute and relative to peers.

Qualitative Component Includes Responsibility-Related Objectives: The qualitative component of compensation for AllianceBernstein’s portfolio managers incorporates the manager’s broader contributions to overall investment processes and our clients’ success. Every AllianceBernstein portfolio manager has goals that promote the integration of ESG and sustainability in AllianceBernstein’s investment processes.

Other aspects of qualitative objectives for AllianceBernstein’s portfolio managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.

Causeway Capital Management LLC
Sarah Ketterer and Harry Hartford, the chief executive officer and president of Causeway, respectively, receive annual salaries and are entitled, as controlling owners of Causeway’s parent holding company, to distributions of the holding company’s profit based on their ownership interests. They do not receive incentive compensation. Other portfolio managers receive salaries and may receive incentive compensation (including potential cash awards of growth units, or awards of equity units). Portfolio managers also receive, directly or through estate planning vehicles, distributions of Causeway’s profit based on their minority ownership interests in Causeway’s parent company. Causeway’s Compensation Committee weighing a variety of objective and subjective factors determines salary and incentive compensation and, subject to the approval of the holding company’s Board of Managers, may award equity units. Portfolios are team-managed and salary and incentive compensation are not based on the specific performance of the Sleeve or any single client account managed by Causeway but take into account the performance of the individual portfolio manager, the relevant team and Causeway’s overall performance and financial results. For portfolio managers of the Sleeve, the performance of stocks selected for client portfolios within a particular industry or sector over a multi-year period relative to appropriate benchmarks will be relevant for portfolio managers assigned to that industry or sector. Causeway takes into account both quantitative and qualitative factors in determining the amount of incentive compensation awarded, including the following factors: individual research contribution, portfolio and team management contribution, group research contribution, client service and recruiting contribution, and other contributions to client satisfaction and firm development.

GW&K Investment Management, LLC
Portfolio manager compensation is a formula that balances investment management results and growth of the product. Compensation is comprised of a fixed base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 3 components:
• Performance (of strategies managed by the portfolio manager based on composite returns) Relative to Peers
• Risk-Adjusted Performance (of strategies managed by the portfolio manager based on composite returns) Relative to applicable Benchmarks
• Discretionary
The bonus is not based specifically on the performance of the Fund nor is it based specifically on the assets held by the Fund.

Neuberger Berman Investment Advisers LLC
NBIA’s compensation philosophy is one that focuses on rewarding performance and incentivizing its employees. NBIA is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for portfolio managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the portfolio manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB. Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a portfolio manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of NBIA’s long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in NB’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. NBIA also offers an equity acquisition program which allows employees a more direct opportunity to invest in NB. For confidentiality and privacy reasons, NBIA cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the NBG Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of NBIA employees with the success of the firm and the interests of NBIA’s clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of NB investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to NB investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including portfolio managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader NB portfolio.

Restrictive Covenants. Most investment professionals, including portfolio managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, NBIA cannot disclose individual restrictive covenant arrangements.

Sage Advisory Services, Ltd. Co.
Salaries are based on demographic and market factors and reviewed annually. Specific factors include years of experience, education level, industry, location, in demand skill sets and supply and demand.

Portfolio Managers’ Ownership of the Funds
The Funds are required to show the dollar ranges of the Portfolio Managers’ “beneficial ownership” of Shares as of the end of the most recently completed fiscal year or a more recent date for a new portfolio manager. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI the Portfolio Managers did not beneficially own any Shares.

Service Providers

Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to a fund administration servicing agreement (the “Administration Agreement”) between the Trust and Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, Fund Services acts as the Funds’ administrator. Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Shares.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives a combined fee for fund administration and fund accounting services based on each Fund’s current average daily net assets. Fund Services is also entitled to be reimbursed for certain out-of-pocket expenses. In addition to its role as Administrator, Fund Services also acts as fund accountant, transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.

The Funds are new and the Administrator has not received any fees for administrative services to the Funds as of the date of this SAI.

Custodian
U.S. Bank National Association, an affiliate of Fund Services (the “Custodian”), is the custodian of the Funds’ assets pursuant to a custody agreement between the Custodian and the Trust on behalf of the Funds, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian has custody of all assets and securities of the Funds, delivers and receives payments for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.

Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel to the Funds and the Independent Trustees.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd. (“Cohen”), 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds. Cohen audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports and the Funds’ federal income tax returns, and performs other auditing and tax services for the Funds when engaged to do so.

Distribution and Servicing of Shares
The Trust and Foreside Fund Services, LLC, an affiliate of Foreside Financial Group, LLC d/b/a ACA Group (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Funds and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Funds or by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act). The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act), or by the Distributor on 60 days’ written notice.

Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser, together with the Sub-Advisers, determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser and the Sub-Advisers, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds will be effected through broker-dealers (including banks) that specialize in the types of securities that the Funds will be holding, unless the Adviser believes that better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser and Sub-Advisers will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser and Sub-Advisers that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.

While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser and Sub-Advisers, even if the specific services are not directly useful to the Funds and may be useful to the Adviser and Sub-Advisers in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Funds.

Investment decisions for the Funds are made independently from those of other client accounts of the Adviser and Sub-Advisers. Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts. In such event, the position of the applicable Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as they desire, or they may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds. Notwithstanding the above, the Adviser and Sub-Advisers may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Adviser and Sub-Advisers shall, to the extent practicable, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

Brokers or dealers selected to execute the Funds’ portfolio transactions may include the Funds’ Authorized Participants or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Funds’ portfolio transactions in conjunction with an all cash creation unit order or an order including “cash in lieu.” As described below under “Purchase and Redemption of Shares in Creation Units, Creation Transaction Fee” and “Redemption Transaction Fee,” the Funds may determine to not charge a variable fee on certain order when the Adviser has determined that doing so is in the best interests of Fund shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Funds’ portfolio transaction in connection with such orders.

Brokerage Commissions
The Funds are new and had not paid any brokerage commissions as of the date of this SAI.

Securities of “Regular Broker-Dealers”
The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) that they may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Funds are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from a Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of a Fund; or (iii) sold the largest dollar amounts of the Shares. Because the Funds are new, as of the date of this SAI, the Funds do not hold any securities of “regular broker-dealers.”

Portfolio Turnover
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a

Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates. To the extent that a Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Furthermore, a high portfolio turnover rate may result in a greater number of taxable transactions.

Code of Ethics
The Trust, the Adviser and the Sub-Advisers have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser and the Sub-Advisers to invest in securities that may be purchased or held by the Funds. The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3) from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer or director of the Trust or the Adviser.

Proxy-Voting Procedures
The Board has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Adviser has in turn contractually delegated proxy voting authority to the Sub-Advisers for the assets of each Fund managed by the Sub-Advisers. The Proxy Policies require that the Adviser and Sub-Advisers vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Proxy Policies also require the Adviser and Sub-Advisers to present to the Board of Trustees, at least annually, the Adviser’s and Sub-Advisers’ Proxy Policies and a record of each proxy voted by the Adviser and the Sub-Advisers on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser and the Sub-Advisers as involving a conflict of interest.

The Adviser and the Sub-Advisers seek to vote proxies in a manner reasonably believed to be in the best interests of shareholders and not affected by any material conflict of interest. The Adviser and the Sub-Advisers consider shareholders’ best economic interests over that long term, that is, the common interest of all shareholders over time. Unless instructed by a client to follow its own proxy voting policies and procedures, the Adviser and the Sub-Advisers generally will not consider a client’s individual characteristics or circumstances (including any social or political concerns) when determining how to vote proxies. Consequently, the Adviser and the Sub-Advisers typically vote solicited proxies identically for all client accounts for which they have discretionary authority. The Adviser’s and the Sub-Advisers’ general philosophy is to support management recommendations on routine matters such as approval of financial statements, director/trustee elections, and appointment of auditors.

Each Sub-Adviser’s proxy voting policies are included as an appendix to this SAI. Because portions of the Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could take opposite positions in the same securities. In the event that there is a proxy vote related to a security in which two Sub-Advisers have taken opposite positions, the Sub-Advisers may vote such proxy in a conflicting manner

The Adviser’s Proxy Voting Guidelines
The Adviser has adopted proxy voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in the Adviser’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, the Adviser may conduct research internally and/or use the resources of an independent research consultant. The Adviser may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management. To the extent that a client may direct the Adviser to vote according to its own proxy voting policies, the Adviser may vote that client’s securities differently than the same securities voted for other clients including the Funds.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. The Adviser may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate the Adviser to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise. The Adviser will not discuss with members of the public how they intend to vote on any particular proxy proposal.

In the event of a conflict between the interests of the Adviser and the Funds, the Proxy Policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy. The Board of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll-free, 1-800-617-0004 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Ms. Deanna B. Marotz has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity.

Portfolio Holdings Information
The Trust’s Board of Trustees has adopted a policy regarding the disclosure of information about the Funds’ security holdings. The Funds’ entire portfolio holdings are publicly disseminated each day the Funds are open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the facilities of the National Securities Clearing Corporation (“NSCC”).

Determination of Net Asset Value
The NAV of the Funds’ shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement. If the NYSE closes early, the Funds will calculate the NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

The NAV per share is computed by dividing the value of the securities held by the Funds plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser pursuant to the Adviser’s fair valuation procedures approved by the Board of Trustees.

Each equity security owned by the Funds, including depositary receipts, that is traded on a national securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on the exchange on which such security is traded, as of the close of business on the day the security is being valued or, lacking any reported sales, at the mean between the most recent bid and asked price. All equity securities that are not traded on a listed exchange are valued at the last sales price at the close of the OTC market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security.

Securities that are traded on more than one exchange are valued using the price of the exchange that the Funds generally considers to be the principal exchange on which the security is traded. Fund securities listed on NASDAQ shall be valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security will be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day, or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by a national securities and foreign exchange and OTC markets as published by an approved independent pricing service (“Pricing Service”).

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices provided by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized using the constant yield 2 method until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

All other assets of the Funds are valued in such manner as the Adviser in good faith deems appropriate to reflect their fair value.

Book-Entry Only System
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’

accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

Purchase and Redemption of Shares in Creation Units
The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each business day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.

Fund Deposit. The consideration for purchase of a Creation Unit of the Funds generally consists of the in-kind deposit of the Deposit Securities and the Cash Component, computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any or all of the Deposit Securities. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Funds may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. Pursuant to Rule 6c-11 of the 1940 Act, the Funds may utilize baskets that are not representative of the Fund’s portfolio referred to as custom baskets.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Funds, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Funds. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Funds until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Funds changes from time to time.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Funds, an entity must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Funds must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. Such order to purchase Creation Units must be received by the Distributor or its agent no later than the order cut-off time designated by the Funds on any Business Day to receive that day’s NAV. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Funds in Creation Units must be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Funds’ investments are primarily traded is closed, the Funds will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Funds, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Funds or their agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Funds or their agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. The “Settlement Date” for the Funds is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Funds.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the Funds for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Funds or their agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Funds including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares of the Funds; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for a Fund is $500, regardless of the number of Creation Units created in the transaction. The Funds may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Funds, of up to a maximum percentage of 3% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs ( e.g. , brokerage, taxes) involved with buying the securities with cash. The Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g. , for creation orders that facilitate the rebalance of the Funds’ portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Funds to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Funds. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Funds, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Funds through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Funds’ portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Funds, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Funds is $500, regardless of the number of Creation Units redeemed in the transaction. The Funds may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Funds, of up to a maximum percentage of 3% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs ( e.g. , brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g. , for redemption orders that facilitate the rebalance of the Funds’ portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Funds to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units of the Funds must be submitted in proper form to the Transfer Agent no later than the order cut-off time designated by the Funds on any business day. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant

Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will generally be made within two business days of the trade date.

The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Funds may, in their sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Funds next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

Because the portfolio securities of the Funds may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Funds, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Funds (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Federal Income Tax Matters
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Funds and their shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to RICs, such as the Funds. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Funds. Subsequent legislation has modified certain changes to the U.S. federal income tax rules made by the Tax Act which may, in addition, affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how this legislation affects your investment in the Funds.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.

Taxation of the Funds. The Funds will elect and intends to qualify each year to be treated as a RIC under Subchapter M of the Code. As such, the Funds should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. Generally, to qualify for treatment as a RIC, the Funds must distribute in each taxable year at least 90% of their “investment company taxable income” for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain and net foreign currency gain, less expenses, as well as 90% of their net tax-exempt interest income, if any (the “Distribution Requirement”) and must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of a Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of a Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which a Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

The Intermediate Municipal Bond ETF intends to invest substantially all of its assets in qualifying municipal bond securities, the interest on which is generally exempt from the regular federal income tax and the federal alternative minimum tax. For the Fund to pay tax-exempt distributions for any taxable year, at least 50% of the aggregate value of its assets at the close of each quarter of its taxable year must consist of municipal obligations that qualify under Section 103(a) of the Code. All or a portion of a tax-exempt distribution declared by the Fund may consist of income attributable to certain private activity bonds which are treated as preference items and must be taken into account in calculating a non-corporate shareholder’s alternative minimum tax. Tax-exempt distributions may also be subject to state or local income taxes.

To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. The Funds are treated as separate corporations for federal income tax purposes. The Funds therefore are considered separate entities in determining their treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay the Fund-level tax on certain net built in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Funds may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Funds’ taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, subject to special rules in the event a Fund makes an election under Section 4982(e)(4) of the Code (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Funds may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Funds and may not be distributed as capital gains to its shareholders. Generally, the Funds may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Funds experience an ownership change as defined in the Code.

The Funds will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or if the Fund makes an election under Section 4982(e)(4) of the Code, the Funds’ fiscal year, subject to an increase for any shortfall in the prior year’s distribution. The Funds intend to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

If the Funds meet the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax at regular corporate rates to the extent any such income or gains are not distributed. The Funds may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Funds on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. The Funds intend to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Funds (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain “qualified foreign corporations.” Subject to certain limitations, “qualified foreign corporations” include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if a Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by a Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). With the exception of the

Intermediate Municipal Bond ETF’s exempt-interest dividends, the Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. Exempt-interest dividends are not includable in a shareholder’s investment income for purposes of the NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of a Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). Further, any loss realized upon a taxable disposition of Shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends, if any, received by the shareholder with respect to such Shares. All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted, under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or, on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of each Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Backup Withholding. The Funds will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
Non-U.S. Shareholders. Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (based on a formula that factors in presence in the U.S. during the two preceding years as well). Foreign shareholders who fail to provide an applicable Internal Revenue Service (“IRS”) form may be subject to backup withholding on certain payments from the Funds. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Funds may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to a Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in a Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are generally not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (i) a Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) a Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by a Fund may differ from federal tax treatment.

Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid at least [monthly] by the Funds. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Funds make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Funds, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Funds’ eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Funds at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

Financial Statements
Because the Funds have recently commenced operations, there are no financial highlights available at this time.

Appendix A

AllianceBernstein L.P. Proxy Voting and Governance Policy Statement1

Introduction

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value. AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients’ investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client. This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of the Responsible Investing team”), in order to ensure that this Policy and its procedures are implemented consistently.

To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to responsibility, responsible investing, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance and climate issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the members of the Responsible Investing team making different voting decisions on the same proposal. Nevertheless, the members of the Responsible Investing team vote proxies with the goal of maximizing the value of the securities in client portfolios.
1 NTD: This proxy voting policy was taken from the 485B filing on 2/27/23 (https://www.sec.gov/ix?doc=/Archives/edgar/data/81443/000091957423001941/abcfi-20230227.htm#sai_013)

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Voting and Governance Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Voting and Governance Committee meets at least three times a year and as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services (“ISS”) and Glass Lewis at different levels. All our investment professionals can access these materials via the members of the Responsible Investing team and/or the Proxy Voting and Governance Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the members of the Responsible Investing team may consult the Proxy Voting and Governance Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the members of the Responsible Investing team, who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting and Governance Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors
The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group's qualifications.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase
We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals: Appointment of Auditors
We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the U.K. market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company's audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings
These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementing restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management.

If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending
We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients' best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and proxy advisors’ recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, we refer to proposed vote to our Conflicts Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that our primary proxy advisor, ISS, continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) one business day after the company's shareholder meeting date. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of six-plus years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

Appendix B

Causeway Capital Management LLC’s Proxy Voting Guidelines

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by investment vehicles managed and sponsored by Causeway, and institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in what Causeway believes is the best interests of the client, a fund’s shareholders or, where employee benefit assets are involved, plan participants and beneficiaries (collectively “clients”). Causeway’s intent is to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway supervises the proxy voting process. Proxy voting staff monitor upcoming proxy votes, review proxy research, identify potential conflicts of interest and escalate such issues to the Chief Operating Officer, receive input from portfolio managers, and ultimately submit proxy votes in accordance with these Proxy Voting Policies and Procedures. The Chief Operating Officer and President have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway currently uses Institutional Shareholder Services Inc. (“ISS”) for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records. Causeway will conduct periodic due diligence on ISS and its capacity and competency to provide proxy research and the proxy voting services provided to Causeway.

Proxy Voting Guidelines

Causeway generally votes on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway’s proxy voting guidelines are designed to cast votes consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing strong and independent boards of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s management is charged with day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.

Causeway generally votes for:

•distributions of income

•appointment of auditors

•director compensation, unless deemed excessive

•boards of directors – Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders. Causeway recognizes that, in certain jurisdictions, local law or regulation may influence Board composition.

•financial results/director and auditor reports

•share repurchase plans

•changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

•amendments to articles of association or other governing documents

•changes in board or corporate governance structure

•changes in authorized capital including proposals to issue shares

•compensation – Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients, and focus on observable long-term returns. Causeway evaluates compensation plans on a case-by-case basis, with due consideration of potential consequences of a particular compensation plan. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

•social and environmental issues – Causeway believes that it is generally management’s responsibility to address such issues within the context of increasing long-term shareholder value. To the extent that management’s position on a social or environmental issue is inconsistent with increasing long-term shareholder value, Causeway may vote against management or abstain. Causeway may also seek to engage in longer-term dialogue with management on these issues, either separately or in connection with proxy votes on the issue.

•debt issuance requests

•mergers, acquisitions and other corporate reorganizations or restructurings

•changes in state or country of incorporation

•related party transactions

Causeway generally votes against:

•anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Conflicts of Interest

Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major business partner or vendor for Causeway. Causeway may also have a conflict if Causeway personnel have significant business or personal relationships with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer determines the issuers with which Causeway may have a significant business relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or more of Causeway’s prior calendar year gross revenues; (2) represents $2,000,000 or more in payments from a sponsored vehicle during the prior calendar year; or (3) may not directly involve revenue to Causeway or payments from its sponsored vehicles, but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates or sponsored vehicles, such as a primary service provider of a fund or vehicle managed and sponsored by Causeway, or a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.

Proxy voting staff will seek to identify potential conflicts of interest in the first instance and escalate relevant information to the Chief Operating Officer. The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

Proxy voting staff will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are “routine,” such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities, and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel/Chief Compliance Officer decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:

•If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.

•If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS. If Causeway seeks to follow the recommendation of a third party, the Chief Operating Officer will assess the third party’s capacity and competency to analyze the issue, as well as the third party’s ability to identify and address conflicts of interest it may have with respect to the recommendation.

To monitor potential conflicts of interest regarding the research and recommendations of independent third parties, such as ISS, proxy voting staff will review the third party’s disclosures of significant relationships. The Chief Operating Officer will review proxy votes involving issuers where a significant relationship has been identified by the proxy research provider.

Practical Limitations Relating to Proxy Voting

While the proxy voting process is well established in the United States and other developed markets with numerous tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings relative to deadlines required to submit votes; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) restrictions on the sale of the securities for a period of time prior to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney (which Causeway will typically rely on clients to maintain) to facilitate Causeway’s voting instructions. As a result, Causeway will only use its best efforts to vote clients’ non-US proxies and Causeway may decide not to vote a proxy if it determines that it would be impractical or disadvantageous to do so.

In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

For clients with securities lending programs, Causeway may not be able to vote proxies for securities that a client has loaned to a third party. Causeway recognizes that clients manage their own securities lending programs. Causeway may, but is not obligated to, notify a client that Causeway is being prevented from voting a proxy due to the securities being on loan. There can be no assurance that such notice will be received in time for the client, if it so chooses, to recall the security.

Appendix C

GW&K Investment Management, LLC’s Proxy Voting Guidelines

INTRODUCTION

As a SEC-registered investment adviser and fiduciary to its clients, GW&K Investment Management, LLC (“GW&K”) has implemented its Proxy Voting Policy to establish internal controls and procedures governing the firm’s review and voting of proxies on behalf of client accounts. To assist in the process, GW&K leverages recognized third party service providers to facilitate the firm’s proxy voting process.

I.Proxy Guidelines and Proxy Voting Agent

GW&K has adopted proxy voting guidelines developed by Glass Lewis & Co. (“Glass Lewis”), an independent third-party service provider, which provides recommendations on ballot items for securities held in client accounts. Proxies are voted on behalf of GW&K's clients (who have delegated proxy voting authority) in accordance with those guidelines. GW&K reserves the right to cast votes contrary to Glass Lewis guidelines if it deems it necessary and in the best interest of its clients.

GW&K has contracted with Broadridge Financial Solutions (“Broadridge”), an independent third party service provider, to act as proxy voting agent and to provide proxy voting services, including:

1.Conduct in-depth proxy research;
2.Process and vote proxies in connection with securities held by GW&K’s clients;
3.Maintain appropriate records of proxy statements, research, and recommendations;
4.Maintain appropriate records of proxy votes cast on behalf of GW&K’s clients;
5.Complete other proxy related administrative functions.

II.Responsibility and Oversight

GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

1.Annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

2.Annually review Glass Lewis’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

3.Provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;

4.Conduct regular reconciliations with client’s custodian banks to confirm the appropriate number of votes cast on behalf of clients when GW&K has been delegated proxy voting authority;

5.Conduct a periodic review, no less often than annually, of proxy voting records to ensure that proxies are voted in accordance with adopted guidelines; and

6.Annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.

III.Conflicts of Interest

In adopting Glass Lewis’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge and/or Glass Lewis has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge and/or Glass Lewis is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K’s Proxy Committee will provide the voting recommendation after discussion with applicable GW&K Portfolio Managers and a review of the measures involved. Similarly, in instances where GW&K becomes aware of a potential conflict of interest pertaining to a proxy vote for a security held in the client’s account, or where a client otherwise makes a request pertaining a specific proxy vote, GW&K’s Portfolio Management will provide the voting recommendation after reviewing relevant facts and circumstances.

Voting of Measures Outside of or Contrary to Glass Lewis & Co. Recommendations

In instances when a proxy ballot item does not fall within the Glass Lewis guidelines or where GW&K determines that voting in accordance with the Glass Lewis recommendation is not advisable or consistent with GW&K’s fiduciary duty, GW&K’s portfolio managers, with the support of GW&K’s Legal & Compliance team and other personnel, will review the relevant facts and circumstances and determine how to vote the particular proxy ballot item.

IV.Disclosure

Clients may obtain Glass Lewis’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:

Proxy Policy Administrator
GW&K Investment Management, LLC
222 Berkeley Street, 15th Floor
Boston, Massachusetts 02116

V.Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

1.These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;
2.Proxy statements, research, recommendations, and records of each vote;
3.Client written requests for proxy voting information and applicable responses by GW&K.

VI.Oversight and Documentation

Proxy Committee

GW&K has established a Proxy Voting Committee to oversee the firm’s proxy voting process, including the firm’s Proxy Voting Policy, the firm’s service providers and the proxy voting guidelines. In addition, the Committee would address any potential conflicts of interest that are identified by GW&K with respect to voting any specific proxy ballot item. The Committee is comprised of GW&K’s Chief Compliance Officer, General Counsel, managers of GW&K’s Investment Operations and Client Services Departments, members of the Legal & Compliance Team, as well as certain GW&K Portfolio Managers. The Committee meets annually, and more frequently as needed.

GW&K’s Legal & Compliance Department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

Appendix D

Neuberger Berman Investment Advisers LLC’s Proxy Voting Guidelines

I.Introduction and General Principles
A.Certain subsidiaries of Neuberger Berman Group LLC (“NB”) have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients and exercise such responsibility according to these policies and procedures.
B.NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
C.NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940, fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations, the UK Stewardship Code, the Japan Stewardship Code and other applicable laws and regulations.
D.In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.
E.In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB’s policies and procedures.
F.NB will seek to vote all shares under its authority so long as that action is not in conflict with client instructions. There may be circumstances under which NB may abstain from voting a client proxy, such as when NB believes voting would not be in clients’ best interests (e.g., not voting in countries with share blocking or meetings in which voting would entail additional costs). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client and other accounts and clients subject to similar local laws, a plan’s participants and beneficiaries. NB’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

II.Responsibility and Oversight
A.NB has designated a Governance & Proxy Committee (“Proxy Committee”) with the responsibility for:

i.developing, authorizing, implementing and updating NB’s policies and procedures;
ii.administering and overseeing the governance and proxy voting processes; and
iii.engaging and overseeing any third-party vendors as voting delegates to review, monitor and/or vote proxies.
NB, at the recommendation of the Proxy Committee, has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as its voting delegate.

B.The Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.
C.The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer (Equities), the Director of Global Equity Research, the Head of ESG Investing, and certain portfolio managers. A senior member of the Legal and Compliance Department will advise the Proxy Committee and may vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie.
D.In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the remaining members of the Proxy Committee shall constitute an ad hoc independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.
III.Proxy Voting Guidelines

A.The Proxy Committee developed the Governance and Proxy Voting Guidelines (“Voting Guidelines”) based on our Governance and Engagement Principles. These Guidelines are updated as appropriate and generally on an annual basis. With input from certain of our investment professionals, the modifications are intended to reflect emerging corporate governance issues and themes. The Proxy Committee recognizes that in certain circumstances it may be in the interests of our clients to deviate from our Voting Guidelines.
B.Our views regarding corporate governance and engagement, and the related stewardship actions, are informed by our ESG Investing group, in consultation with professionals in the Legal & Compliance and Global Equity Research groups, among others. These insightful, experienced and dedicated groups enable us to think strategically about engagement and stewardship priorities.
C.We believe NB’s Voting Guidelines generally represent the voting positions most likely to support our clients’ best economic interests across a range of sectors and contexts. These guidelines are not intended to constrain our consideration of the specific issues facing a particular company on a particular vote, and so there will be times when we deviate from the Voting Guidelines.
D.In the event that a senior investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with NB’s Voting Guidelines, the investment professional will submit in writing to the Proxy Committee the basis for his or her recommendation. The Proxy Committee will review this recommendation in the context of the specific circumstances of the situation and with the intention of remaining consistent with our Engagement Principles.
IV.Proxy Voting Procedures

A.The Proxy NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s policies and procedures. Such specific requests should be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.
B.NB has engaged Glass Lewis as its advisor and voting agent to:
i.provide research on proxy matters;

ii.in a timely manner, notify NB of and provide additional solicitation materials made available reasonably in advance of a vote deadline;
iii.vote proxies in accordance with NB’s Voting Guidelines or as otherwise instructed and submit such proxies in a timely manner;
iv.handle other administrative functions of proxy voting;
v.maintain records of proxy statements and additional solicitation materials received in connection with proxy votes and provide copies of such proxy statements promptly upon request; and
vi.maintain records of votes cast.
C.Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.
D.NB retains final authority and fiduciary responsibility for proxy voting.
V.Conflicts of Interest

A.Glass Lewis will vote proxies in accordance with the Voting Guidelines described in Section III or, in instances where a material conflict has been determined to exist, as Glass Lewis recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise in conjunction with proxy voting decisions. Potential conflicts considered by the Proxy Committee when it is determining whether to deviate from NB’s Voting Guidelines include, among others: a material client relationship with the corporate issuer being considered; personal or business relationships between the portfolio managers and an executive officer; director, or director nominee of the issuer; joint business ventures; or a direct transactional relationship between the issuer and senior executives of NB.
B.In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the Voting Guidelines described in Section III, such NB Investment Professional will contact a member of the Legal & Compliance Department advising the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaires will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship, or other matters that may raise a potential material conflict of interest with respect to the voting of the proxy. The Proxy Committee will meet with the NB Investment Professional to review the completed questionnaire and consider such other matters as it deems appropriate to determine that there is no material conflict of interest with respect to the voting of the proxy in the requested manner. The Proxy Committee shall document its consideration of such other matters. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients. In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional would not be appropriate, the Proxy Committee will:

i.take no further action, in which case the Committee shall vote such proxy in accordance with the Voting Guidelines;
ii.disclose such conflict to the client or clients and obtain written direction from the client with respect to voting the proxy;
iii.suggest that the client or clients engage another party to determine how to vote the proxy; or
iv.engage another independent third party to determine how to vote the proxy.
A record of the Proxy Committee’s determinations shall be prepared and maintained in accordance with applicable policies.

C.In the event that the Voting Guidelines described in Section III do not address how a proxy should be voted the Proxy Committee will make a determination as to how the proxy should be voted. The Proxy Committee will consider such matters as it deems appropriate to determine how such proxy should be voted, including whether there is a material conflict of interest with respect to the voting of the proxy in accordance with its decision. The Proxy Committee shall document its consideration of such matters, and an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.
D.Material conflicts cannot be resolved by simply abstaining from voting.
VI.Recordkeeping

NB will maintain records relating to the implementation of the Voting Guidelines and these procedures, including:
i.a copy of the Voting Guidelines and these procedures, which shall be made available to clients upon request;
ii.proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Glass Lewis);
iii.a record of each vote cast (which Glass Lewis maintains on NB’s behalf);
iv.a copy of each questionnaire completed by any NB Investment Professional under Section V above; and
v.any other document created by NB that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision.
Such proxy voting books and records shall be maintained in an easily accessible place, which may include electronic means, for a period of five years, the first two by the Legal & Compliance Department.
VII.Engagement and Monitoring

Consistent with the firm’s active management strategies, NB portfolio managers and members of the Global Equity Research team continuously monitor material investment factors at portfolio companies. NB professionals remain informed of trends and best practices related to the effective fiduciary administration of proxy voting. NB will make revisions to its Voting Guidelines and related procedures document when it determines it is appropriate or when we observe the opportunity to materially improve outcomes for our clients. Additionally, we will regularly undertake a review of selected voting and engagement cases to better learn how to improve the monitoring of our portfolio companies and the effectiveness of our stewardship activities.

VIII.Securities Lending

Some NB products may participate in a securities lending program. Where a security on loan is subject to a proxy event and a determination has been made that the shares on loan may have a meaningful impact on the vote outcome and the potential value of the security, a portfolio manager, in consultation with relevant investment professionals, will restrict the security from lending, or will make best efforts to recall the security from the lending program, in the best interest of the client. NB maintains the list of securities restricted from lending and receives daily updates on upcoming proxy events from the custodian.

IX.Disclosure

Neuberger Berman will publicly disclose all voting records of its co-mingled funds (Undertakings for Collective Investment in Transferable Securities [UCITS] and mutual funds), which can be found at [https://www.nb.com/en/us/esg/nb-votes -- Neuberger Berman cannot publicly disclose vote level records for separate accounts without express permission of the client. Neuberger Berman will publicly disclose aggregate reporting on at least an annual basis for all votes cast across co-mingled and separate accounts. Neuberger Berman welcomes the opportunity to discuss the rationale for a given vote with investee companies as part of our ongoing engagement activities. Neuberger Berman may also choose to provide broad explanations for certain voting positions on important or topical issues in advance of the vote. Additionally, our proxy voting guidelines can be found on our website: https://www.nb.com/en/us/esg/nb-votes.

Proxy Committee Membership as of January 2022:
Joseph Amato, President and Chief Investment Officer (Equities)
Jonathan Bailey, Head of ESG Investing
Elias Cohen, Portfolio Manager
Timothy Creedon, Director of Global Equity Research
Ingrid Dyott, Portfolio Manager
Richard Glasebrook, Portfolio Manager
Brett Reiner, Portfolio Manager
Amit Solomon, Portfolio Manager
Corey Issing*, Legal and Compliance
Caitlin McSherry*, Director of Investment Stewardship
*Corey Issing and Caitlin McSherry serve in advisory roles to the Committee. Mr. Issing is an ex officio member of the Committee. Mr. Issing will only vote as a full member of the Committee if his vote is needed to establish a quorum or in the event that his vote is needed to break a tie vote.

Appendix E

Sage Advisory Services, Ltd. Co.’s Proxy Voting Guidelines

23.01    Overview

This proxy voting policy is designed to provide reasonable assurance that proxies are voted in the clients’ best economic interest, when the responsibility for voting client proxies rests with Sage. Sage will vote proxies for clients pursuant to the authority granted in the investment management agreement between Sage and its client, or as granted by written direction from the client.

Mr. Wade Uloth, the Chief Compliance Officer (“CCO”), is responsible for oversight of this policy. Questions regarding this policy should be directed to the CCO.

23.02    Conflicts of Interest

A.    Overview
Sage may encounter a material conflict in voting client proxies. Sage has a duty to recognize a material conflict and to resolve the conflict before voting the proxy. For purposes of this policy, material conflicts of interest are defined as those conflicts that a reasonable investor would view as important in making a decision regarding how to vote a proxy.

Examples of material conflicts include (but are not limited to):
1.Sage provides investment management services to a publicly traded company and also holds that same security within client portfolios which is subject to a proxy; and
2.A Sage employee has a business or personal relationship (such as a close friend or spouse) with a member of executive management, a participant in the proxy contest, or a corporate director of the company.

B.    Identifying Conflicts of Interest

1.Sage shall maintain a listing of all material business conflicts of interests – those business relationships between the firm and other parties that are deemed to be material and may result in a conflict with respect to a future proxy contest.
2.All employees are required to disclose all personal and familial relationships that may present a material conflict of interest with respect to a future proxy contest. Employees who are unsure whether a relationship should be disclosed as a material conflict should consult the CCO for guidance.

C.    Resolving Material Conflicts of Interest
Unless a client requests otherwise, Sage will take one of the following actions to ensure the proxy voting decision is based on the client’s best interests and is not a result of the conflict.

1.Engage an independent party to determine how to vote the proxy;
2.Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms the recommendation was made solely on the investment merits and without regard to any other consideration;
3.Refer the proxy to a client or to a representative of the client for voting purposes;
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4.Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote; or
5.Vote in accordance with a pre-determined voting policy, as disclosed to clients.

23.03    Disclosures to Clients

A client may request Sage to deliver this Proxy Voting Policy as well as a record of how Sage has voted that client’s proxies. Sage will use the firm’s Part 2A of Form ADV disclosure to:

A.Notify clients of how they may obtain a copy of this policy;
B.Notify clients of how they may obtain a record of how their securities were voted; and
C.Summarize the firm’s proxy voting policies.

23.04    Voting Guidelines

Sage strives to vote all proxies in the best economic interests of its clients. The decision of how to vote follows the same criteria Sage uses in managing client accounts – to vote for proposals in such a manner that, in Sage’s opinion, will increase shareholder value.

A.General Overview
In evaluating a particular proxy proposal, Sage takes into consideration, among other items:
1.Management’s assertions regarding the proxy proposal;
2.Sage’s determination of how the proxy proposal will impact its clients; and
3.Sage’s determination of whether the proxy proposal will create dilution for shareholders.

B.    Proxy Proposals Regarding Business Operations Matters
Sage will generally support management’s recommendations on proxy issues related to business operations matters. Sage believes a company’s management should generally have the latitude to make decisions related to the company’s business operations. However, when Sage believes the company’s management is acting in an inconsistent manner with its clients’ best interests Sage will vote against management’s recommendations.

C.    Proxy Proposals Regarding Compensations Matters

1.Sage will generally vote against non-salary compensation plans (such as stock compensation plans, employee stock purchase plans and long-term incentive plans) unless, in Sage’s opinion, such plans are structured to not create serious dilution to shareholders; and
2.Sage will analyze all other compensation plans on a case-by-case basis.

D.    Proxy Proposals Regarding Control Matters

1.Sage will review proxy proposals regarding control matters (e.g., mergers and anti-takeover tactics) related to a company on a case-by-case basis;
2.Sage generally opposes measures limiting the rights of shareholders; and
3.Sage generally opposes measures preventing shareholders from accepting an offer of a sale of a company.

23.05    Record Retention Requirements

Sage shall keep the following proxy voting records:

A.These proxy voting policies and procedures;
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B.Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service, are acceptable;
C.Records of proxy votes cast on behalf of each client;
D.Records of client requests for proxy voting information, including a record of the information provided by Sage; and
E.Documents prepared by Sage that were material to making the decision of how to vote.

Sage will keep these records in accordance with its Record Retention Policy.

Approved: January 14, 2014
Revised: August 1, 2020
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